                                                                  EXHIBIT 10-12B

             SCHEDULE OF OFFICER EMPLOYMENT CONTINUATION AGREEMENTS



         Pursuant to Rule 12b-31, the following sets forth the material differences of all other Officer Employment Continuation Agreement from Mr. Downes', which was previously filed with Note (8) as Exhibit 10-12 and an amendment thereto filed herewith as Exhibit No. 10-12A.


      NAME                 CAPACITY IN WHICH SERVED                          DATE OF AGREEMENT
      ----                 ------------------------                          -----------------
Hugo C. Bottino            V. P., Human Resources                            June 5, 1996
Roy J. Churchman           Asst. V. P., Business Planning & Analysis         June 14, 1996
Francis X. Colford         V. P. and Controller                              June 5, 1996
Jay B. Corn                V. P., Corporate Development                      November 1, 1996
John A. Dorsey             Asst. V. P., Public Affairs                       June 7, 1996
Gary A. Edinger            Sr. V. P., Energy Delivery                        June 7, 1996
Oleta J. Harden            Sr. V. P., General Counsel & Secretary            June 5, 1996
Timothy C. Hearne          Sr. V. P., Financial & Admin. Services            June 5, 1996
David M. Klucsik           V. P., External Affairs                           June 5, 1996
Thomas J. Kononowitz       Sr. V. P., Marketing Services                     June 5, 1996
Glenn C. Lockwood          Sr. V. P. & Chief Financial Officer               June 14, 1996
James J. Maher             Asst. V. P., Marketing                            June 26, 1996
MaryAnn Martin             V. P., Consumer & Community Relations             June 11, 1996
Kevin A. Moss              V.P., Regulatory Affairs                          January 1, 1997
Joseph P. Shields          Sr. V. P., Energy Services                        June 5, 1996
Eva I. Szakal              V. P., Market Development                         June 23, 1997
Wayne K. Tarney            Sr. V. P., Customer Services                      June 5, 1996
Deborah Zilai              V. P., Information Systems and Services           June 5, 1996


I.       THE FOLLOWING APPLIES TO THE AGREEMENTS OF ALL THE OFFICERS LISTED
         ABOVE:

         If, during the Employment Period, the Company terminates the Executive's employment other than for Cause, or following a Change of Control the Executive terminates his employment for Good Reason, the Executive (and, to the extent applicable, his dependents) shall be entitled, after the Date of Termination until the earlier of (1) the second anniversary of the Date of Termination (the "End Date") and (2) the date the Executive becomes eligible for comparable benefits under a similar plan, policy or program of a subsequent employer, to continue participation in all of the Company's employee and executive welfare and fringe benefit plans (the "Benefit Plans").

II. The following officers' agreements provide for a Severance Amount that is equal to two-times the sum of his or her annual base salary and the average of the annual bonuses paid to him or her for the last three calendar years ended prior to the Change of Control:

              Bottino               Hearne                    Moss
              Colford               Klucsik                   Shields
              Corn                  Kononowitz                Szakal
              Edinger               Lockwood                  Tarney
              Harden                Martin                    Zilai


III. The following officers' agreements provide for a Severance Amount that is equal to one-times the sum of his or her annual base salary and the average of the annual bonuses paid to him or her for the last three calendar years ended prior to the Change of Control:

              Churchman
              Dorsey
              Maher

IV. The following officers' agreements provide that, if the aggregate value of all compensation payments or benefits to be paid or provided to the Executive under his or her Agreement and any other plan, agreement or arrangement with the Company exceeds the amount which can be paid to the Executive without the Executive incurring an Excise Tax, then the amounts payable to the Executive under Section 7 shall be reduced (but not below zero) to the maximum amount which may be paid hereunder without the Executive becoming subject to such an Excise Tax.

              Bottino               Corn                      Maher
              Churchman             Dorsey                    Martin
              Colford               Klucsik                   Moss




                                       -2-